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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                SEPTEMBER 11, 2003
Date of Earliest Event Reported                               September 11, 2003


                             COVEST BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-20160                                          36-3820609
(Commission File Number)                 (I.R.S. Employer Identification Number)



  749 LEE STREET, DES PLAINES, ILLINOIS                               60016
(Address of principal executive offices)                           (Zip Code)



                                 (847) 294-6500
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         On September 11, 2003, CoVest Bancshares, Inc. ("CoVest") announced that it has entered into an Agreement and Plan of Merger with First Midwest Bancorp, Inc. ("First Midwest"), pursuant to which CoVest will be merged with and into a subsidiary of First Midwest. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

         99.1 Press Release, dated September 11, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 11, 2003                        COVEST BANCSHARES, INC.




                                     By:  /s/ James L. Roberts
                                          -----------------------------------
                                          James L. Roberts
                                          President and Chief Executive Officer



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